Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 24 to Registration Statement No. 2-74584 on Form N-1A of our report dated December 11, 2002 appearing in the October 31, 2002 Annual Report of Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte and Touche LLP

Princeton, New Jersey January 31, 2003